SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2003

Abazias, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23532	65-0636277
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1127 West University Avenue
Gainesville FL 32601
(Address of principal executive offices) (Zip Code)

352-264-9940
(Registrant’s telephone number)

Hunno Technologies, Inc.
2700 North 29th Avenue, Suite 305, Hollywood,FL 33020
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Balance sheets of Abazias, Inc. as of December 31, 2002 and 2001 and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the year ended December 31, 2002 and for the period from August 7, 2001 (date of inception) through December 31, 2001.

        Pro forma financial statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2003	Abazias, Inc. (Registrant) By: /s/ Oscar Rodriguez Oscar Rodriguez, President

1

INDEX TO FINANCIAL STATEMENTS

Independent Auditor's Report Balance Sheets Statements of Operations Statements of Changes in Stockholders' Equity (Deficit) Statements of Cash Flows Notes to Financial Statements	F-1 F-2 F-3 F-4 F-5 F-6

2

Robert C. Seiwell, Jr., CPA
5100 Las Verdes Circle, #313
Delray Beach, FL 33484
(561) 495-1371
FAX 561-395-2081

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Abazias, Inc.
Gainesville, Florida

I have audited the accompanying balance sheets of Abazias, Inc. as of December 31, 2002 and 2001 and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the year ended December 31, 2002 and for the period from August 7, 2001 (date of inception) through December 31, 2001. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Abazias, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the year ended December 31, 2002 and for the period from August 7, 2001 (date of inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ Robert C. Seiwell, Jr., CPA

Boca Raton, Florida
November 13, 2003

BALANCE SHEETS
FOR ABAZIAS, INC.

	September 30, 2003	December 31, 2002	December 31, 2001
	(Unaudited)
ASSETS
Current Assets
Cash	$--	$9,260	$6,657
Accounts Receivable	20,458	5,905	--
Due from Officer	8,873	18,322	3,727

Total Current Assets	29,331	33,487	10,384

Property and Equipment
Equipment	2,655	2,655	--
Less: Accumulated Depreciation	796	398	--

Net Property and Equipment	1,859	2,257	--

Total Assets	$31,190	$35,744	$10,384

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts Payable	$34,191	$2,273	$--
Accrued Expenses	6,034	10,034	--

Total Current Liabilities	40,225	12,307	--

Stockholders' Equity (Deficit)
Common Stock, $.01 Par Value, 1,000,000 Shares
Authorized, 1,000,000 Shares Issued and Outstanding	10,000	10,000	10,000
Additional Paid-in Capital	--	--	--
Retained Earnings (Accumulated Deficit)	(19,035)	13,437	384

Total Stockholders' Equity (Deficit)	(9,035)	23,437	10,384

Total Liabilities and Stockholders' Equity
(Deficit)	$31,190	$35,744	$10,384

STATEMENTS OF OPERATIONS
FOR ABAZIAS, INC.

	9 Months Ended September 30, 2003	12 Months Ended December 31, 2002	August 7, 2001 (Inception) Through December 31, 2001
	(Unaudited)
Sales	$1,178,508	$1,592,294	$197,671
Cost of Sales	1,084,661	1,436,635	181,174

Gross Profit	93,847	155,659	16,497
Operating Expenses
Selling and Administrative	126,319	140,036	16,113

Income from Operations	(32,472)	15,623	384
Other Income (Expnese)
Interest Income	--	578	--
Interest Expense	--	(3,148)	--

Provision for Income Taxes	--	--	--

Net Income	$(32,472)	$13,053	$384

Basic net loss per common share	$(0.03)	$0.01	$0.00

Basic weighted average common shares outstanding	1,000,000	1,000,000	1,000,000

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR ABAZIAS, INC.

	Common Stock $.01 Par Value Authorized 1,000,000 Shares Shares Amount		Additional Paid-In Capital	Retained Earnings (Accumulated Deficit)	Total
Bal., Aug. 7, 2001	1,000,000	$10,000	$--	$--	$10,000
Net Income	--	--	--	384	384

Bal., Dec. 31, 2001	1,000,000	10,000	--	384	10,384
Net Income	--	--	--	13,053	13,053

Bal., Dec. 31, 2002	1,000,000	10,000	--	13,437	23,437
Net Loss (Unaudited)	--	--	--	(32,472)	(32,472)

Bal., Sep. 30, 2003(Unaud.)	1,000,000	$10,000	$--	$(19,035)	$(9,035)

STATEMENTS OF CASH FLOWS
FOR ABAZIAS, INC.

	9 Months Ended September 30, 2003	12 Months Ended December 31, 2002	2001 (Inception) Through December 31, 2001
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(32,472)	$13,053	$384
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	398	398
Increase accounts receivable	(14,553)	(5,905)	--
Increase in accounts payable	31,918	2,273	--
Increase in accrued expenses	(4,000)	10,034	--

Net cash provided by (used in) operating activities	(18,709)	19,853	384

CASH FLOWS FROM INVESTING ACTIVITIES
Advances (to) from officer, net	9,449	(14,595)	6,273
Purchase of equipment	--	(2,655)	--

Net cash provided by (used in) investing activities	9,449	(17,250)	6,273

NET INCREASE (DECREASE) IN CASH	(9,260)	2,603	6,657
CASH - BEGINNING OF PERIOD	9,260	6,657	--

CASH - END OF PERIOD	$--	$9,260	$6,657

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
Cash paid during the period for interest	$--	$3,148	$--

SUPPLEMENTAL SCHEDULE OF NONCASH TRANSACTIONS

On August 7, 2001, the Company issued 1,000,000 shares of its common stock to its president for $10,000. This amount is included in the due from officer at December 31, 2001.

ABAZIAS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business Operations

Abazias, Inc. (the "Company") was incorporated in the state of Nevada on August 7, 2001. The Company, based in Gainesville, Florida is an international diamond retailer selling over the internet.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company prepares its financial statements on the accrual basis of accounting. Under this basis, revenues are recognized when earned, and expenses are recognized when incurred. The customer must pay for his or her diamonds before they are shipped. The sale is recognized upon the receipt of the cash; although, the customer has ten days in which to return the diamond for a refund.

Cash Equivalents

There are no cash equivalents.

Fair Value of Financial Instruments

Financial instruments, including cash, receivables, accounts payable, and notes payable are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with market rates. At present, the Company does not have any notes payable.

Earnings (Loss) Per Share

The Company presents “basic” earnings (loss) per share and, if applicable, “diluted” earnings per share pursuant to the provisions of Statement of Financial Accounting Standards No. 128, Earnings per Share (“SFAS 128”). Basic earnings (loss) per share is calculated by dividing net income or loss by the weighted average number of shares outstanding during each period. The calculation of diluted earnings (loss) per share is the same as the basic earnings (loss) per share.

ABAZIAS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Recent Accounting Pronouncements

In November 2002, the FASB issued FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN 45 requires that a liability be recorded in the guarantor’s balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a reconciliation of changes in the entity’s product warranty liabilities. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year-end. The disclosure requirements of FIN 45 are effective for financial statements for interim or annual periods ending after December 15, 2002. The adoption of FIN 45 does not have a material impact on the Company’s financial position or on its results of operations.

In January 2003, the FASB issued FASB Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51.” FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect adoption of FIN 46 to have a material impact on its financial position or on its results of operations.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” SFAS No. 149 amends and clarifies financial accounting and reporting of derivative instruments and hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 149 amends SFAS No. 133 for decisions made: (i) as part of the Derivatives Implementation Group process that require amendment to SFAS No. 133; (ii) in connection with other FASB projects dealing with financial instruments; and (iii) in connection with the implementation issues raised related to the application of the definition of a derivative. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for designated hedging relationships after June 30, 2003. The Company believes that the adoption of SFAS No. 149 does not have a material impact on its financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” The Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity and further requires that an issuer classify as a liability (or an asset in some circumstances) financial instruments that fall within its

ABAZIAS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

scope because that financial instrument embodies an obligation of the issuer. Many of such instruments were previously classified as equity. The statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company believes that the adoption of this standard does not have a material impact on its financial position or results of operations.

In November 2002, the Emerging Issues Task Force (“EITF”) reached a consensus on Issue No. 00-21 (“EITF No. 00-21”), “Multiple-Deliverable Revenue Arrangements.” EITF No. 00-21 addresses how to account for arrangements that may involve the delivery or performance of multiple products, services, and/or rights to use assets. The consensus mandates how to identify whether goods or services or both that are to be delivered separately in a bundled sales arrangement should be accounted for separately because they are separate units of accounting. The guidance can affect the timing of revenue recognition for such arrangements, even though it does not change rules governing the timing or pattern of revenue recognition of individual items accounted for separately. The final consensus, concluded in May 2003, will be applicable to agreements entered into in fiscal years beginning after June 15, 2003 with early adoption permitted. Additionally, companies will be permitted to apply the consensus guidance to all existing arrangements as the cumulative effect of a change in accounting principle in accordance with APB No. 20, “Accounting Changes.” The Company is still assessing the impact of adopting EITF No. 00-21, but at this point believes that it will not have a material impact on its financial position or results of operations.

In December 2002, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards, or SFAS, No. 148, Accounting for Stock-Based Compensation — Transition and Disclosure. SFAS No. 148 is an amendment to SFAS No. 123 providing alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation and also provides additional disclosures about the method of accounting for stock-based employee compensation. Amendments are effective for financial statements beginning January 1, 2003. The Company believes that the adoption of this standard has no impact on its financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 requires that certain financial instruments, which under previous guidance were accounted for as equity, must now be accounted for as liabilities. The financial instruments affected include mandatorily redeemable stock, certain financial instruments that require or may require the issuer to buy back some of its shares in exchange for cash or other assets and certain obligations that can be settled with shares of stock. SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period after June 15, 2003. The Company believes that the adoption of SFAS No. 150 has no impact on its financial position or results of operations.

ABAZIAS, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 – COMMON STOCK TRANSACTIONS

On August 7, 2001, the Company issued 1,000,000 shares of its common stock to its president for $10,000. This amount is included in the due from officer at December 31, 2001.

NOTE 3 – PROVISION FOR INCOME TAXES

The Company had no income tax liability for the periods ended December 31, 2001 and 2002 because it had elected to be taxed as a Subchapter S corporation, with the income passing directly to the one stockholder. For 2003, the Company will be taxed as a regular corporation but has no income tax liability for the nine months ended September 30, 2003 because of its net loss.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the period from August 7, 2001 (date of inception) through September 30, 2003, the president has provided funds for the Company and has personally paid for expenses of the Company. He has also received advances and purchased his common stock. (See Note 2.) The president owed the Company $3,727 on December 31, 2001, $18,322 on December 31, 2002, and $8,873 on September 30, 2003. The Company has not charged any interest on these advances.

NOTE 5 – DEPOSIT FOR CREDIT CARD SALES

In order to receive credit card payments, the Company’s bank required it to purchase a certificate of deposit as security. The president personally borrowed funds from two friends and bought the CD on February 14, 2002 in his own name. The Company paid one person $2,248 interest at 14% per annum and the other $900 at 10% interest per annum.

In December 2002, the bank was satisfied with the Company and no longer required the security. The president returned the borrowed funds to the two friends. The president kept the CD for himself and returned the $578 of accrued interest income back to the Company.

NOTE 6 – SUBSEQUENT EVENT

On October 3, 2003, the Company entered into an agreement with Hunno Technologies, Inc. (Hunno), a Nevada public blank check company, whereby in a reverse acquisition, Hunno would purchase Abazias, Inc.‘s 1,000,000 shares of common stock in exchange for 50,000,000 shares of Hunno’s common stock. On the same day, Hunno Technologies, Inc. changed its name to Abazias, Inc.

PRO FORMA FINANCIAL STATEMENTS

PRO FORMA BALANCE SHEETS
FOR ABAZIAS, INC.

	Abazias, Inc (Hunno)	Abazias, Inc.	Pro Forma Consolidating Adjustments	Pro Forma Totals
ASSETS
Current Assets
Cash	$--	$--	$--	$--
Accounts Receivable	--	20,458	--	20,458
Due from Officer	--	8,873	--	8,873

Total Current Assets	--	29,331	--	29,331

Property and Equipment
Equipment	--	2,655	--	2,655
Less: Accumulated Depreciation	--	796	--	796

Net Property and Equipment	--	1,859	--	1,859

Investment in Subsidiary	2,500,000	--	(2,500,000)	--
Goodwill	--	--	2,509,035	2,509,035

TOTAL	$2,500,000	$31,190	$9,035	2,540,225

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)
Current Liabilities
Accounts Payable	$--	$34,191	$--	34,191
Accrued Expenses	--	6,034	--	6,034
Due to Stockholder	32,072	--	--	32,072

Total Current Liabilities	32,072	40,225	--	72,297

Stockholders' Equity (Deficit)
Common Stock	61,867	10,000	(10,000)	61,867
Additional Paid-in Capital	4,975,754	--	--	4,975,754
Retained Earnings (Accumulated Deficit)	(2,569,693)	(19,035)	19,035	(2,569,693)

Total Stockholders' Equity (Deficit)	2,467,928	(9,035)	9,035	2,467,928

TOTAL	$2,500,000	$31,190	$9,035	$2,540,225

F-1

PRO FORMA STATEMENTS OF OPERATIONS
FOR ABAZIAS, INC.

	Abazias, Inc. (Hunno)	Abazias, Inc.	Pro Forma Consolidating Adjustments	Pro Forma Totals
Sales	$--	$1,178,508	$--	$1,178,508
Cost of Sales	--	1,084,661	--	1,084,661

Gross Profit	--	93,847	--	93,847
Operating Expenses
Selling and Administrative	8,085	126,319	--	134,404

Income (Loss) from Operations	(8,085)	(32,472)	--	(40,557)
Other Income (Expnese)	--	--	--	--
Provision for Income Taxes	--	--	--	--

Net Income	$(8,085)	$(32,472)	$--	$(40,557)

Basic and diluted net loss per common
share	$(0.00)	$(0.03)		$(0.00)

Basic and diluted weighted average
common shares outstanding	60,925,000	1,000,000		60,925,500

F-2

ABAZIAS, INC. (HUNNO TECHNOLOGIES, INC.) AND ABAZIAS, INC.
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 –BASIS OF PRESENTATION

The unaudited pro forma consolidated condensed balance sheets present our historical balance sheets as of September 30, 2003, as if the transaction had been consummated on September 30, 2003 in a transaction accounted for as a purchase in accordance with accounting principles generally accepted in the United States of America. The accompanying unaudited pro forma consolidated condensed statements of operations present our historical results of operations for the nine months ended September 30, 2003, and is consolidated as if the transaction was consummated on December 31, 2002.

NOTE 2 – PRO FORMA CONSOLIDATING ADJUSTMENTS

The following consolidating adjustment was made:

        To eliminate the investment in subsidiary:

Investment in subsidiary	$(2,500,000)
Goodwill	2,509,035
Common stock	10,000
Accumulated deficit	(19,035)

$-

F-3